EXHIBIT 99.1
                                  ------------

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO SECTION 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


In connection with the Constellation Brands, Inc. quarterly report on Form 10-Q for the fiscal quarter ended November 30, 2002, I, Richard Sands, certify that, to the best of my knowledge:

1. The quarterly report on Form 10-Q for the fiscal quarter ended November 30, 2002 of Constellation Brands, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the quarterly report on Form 10-Q for the fiscal quarter ended November 30, 2002 of Constellation Brands, Inc. fairly presents, in all material respects, the financial condition and results of operations of Constellation Brands, Inc.



Dated:  January 10, 2003                     /s/ Richard Sands
                                             -------------------------------
                                             Richard Sands,
                                             Chief Executive Officer